Exhibit 99.1

 Shareholder UpdateThe RegenerativeMedicine Revolution  November 4, 2014

 Safe Harbor Statement  The matters discussed in this presentation include forward looking statements which are subject to various risks, uncertainties, and other factors that could cause actual results to differ materially from the results anticipated. Such risks and uncertainties include but are not limited to the success of BioTime in developing new stem cell products and technologies; results of clinical trials of BioTime products; the ability of BioTime and its licensees to obtain additional FDA and foreign regulatory approval to market BioTime products; competition from products manufactured and sold or being developed by other companies; the price of and demand for BioTime products; and the ability of BioTime to raise the capital needed to finance its current and planned operations. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. As actual results may differ materially from the results anticipated in these forward-looking statements they should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

     The Rise of the Aged Baby Boomers  Source of data on projected growth of US population: US Census Bureau  Investment Highlights

 4  Rectangularization of Survivorship Curve    Investment Highlights

 5  Aging: The Rogue Wave    Investment Highlights

 6  The Tsunami of Chronic Age-Related Degenerative Disease    Investment Highlights    CDD due to lack of cellular regeneration80% Americans have CDD of aging50% of Americans have two CDDs95% costs in aging is CDD

Advent of Regenerative Medicine

BIOTIME

Biotech revolutions often take 15-20 years from conception to commercialization

Recombinant DNA



Advent: 1974: Gene cloning technology developed
Hurdle: 1976: moratorium on rDNA research
Launch: 1989: EPO is first billion dollar product

- 2014: products using rDNA technology are ubiquitous
- >140 clinical trials
- $75bn current global market

Monoclonal Antibodies



Advent: 1975: Hybridoma technology developed
Hurdle: HAMA response
Launch: 1997: Rituximab is first billion-dollar product

- 2014: 8 of the 20 best-selling biotechnology drugs are therapeutic monoclonal antibodies
- >200 clinical trials
- $44bn current global market

Regenerative Medicine



Advent: 1998: Isolation of pluripotent stem cells
Hurdle: 2001: U.S. federal funding restriction (reversed in 2009)

- 2010: First-in-human trial of OPC1
- Future: First billion-dollar product

7

 The Mission  8    To lead in the application of pluripotent stem cell technology for regenerative therapeutic applications in age-related degenerative disease.

Investment Highlights

BIOTIME

The Technology Leader in Regenerative Medicine

- Poised to commercialize one of the largest revolutions in medicine
- Targeting large markets in degenerative diseases ($billion markets)
- Multiple clinical milestones in 2H2014
- Balance of near-term and longer-term products in development
- Leader in core pluripotent stem cell technology with >600 patents/ patent applications worldwide
- No approval pathway for generics or biosimilars to our cell therapies



Orthopedics
Arthritis
IVD disease
Tendon repair
Oncolology
Lung Cancer
Hematology
Immunotherapy
Neurology
Spinal cord injury
Stroke
Parkinsons
Cardiology
Heart failure
Ischemia
Hypertension
Ectoderm
Mesoderm
Endoderm
Ophthalmology
Macular degeneration
Endocrinology
Diabetes
Obesity
Pluripotent Stem Cells

9

           hESC-Based Manufacturing  10  Any functional cell type can be producedPermanently functional replacement cells   Scalable batch production  Pluripotency  Indefinite Replicative Capacity  Not Possible With “Tissue Sourced” Stem Cells  Two Defining Characteristics of hESCs  Not Possible With “Tissue Sourced” Stem Cells

 Pluripotent vs. Adult Stem Cells  11  PluripotentStem Cells  PluripotentStem Cells  PluripotentStem Cells   AdultStem Cells  Pluripotent stem cells allow for the first time in history the capacity of medicine to produce all human cell types

Value of the Pluripotent Platform

BIOTIME

Cell therapy: In growth phase – potentially long lifespan due to lack of regulatory pathway for generics or biosimilars



Recombinant Proteins
Technology in maturity phase
Small Molecules
Technology in decline
Monoclonal Antibodies
Technology in growing phase
hESC Master Cell Bank
Product
Unique and proprietary Pluripotent Stem Cells Extensively characterized to Strict Regulatory Requirements.
Pluripotent Cell Therapy
Technology in emerging phase

12

 Safe and feasible in world’s first clinical trial of human embryonic stem cell-derived therapyFDA clearance for expansion of Phase I/IIa trial in cervical SCIInitiation of CIRM-funding of 3 yr $14M grantAsterias listed NYSE MKTFollow-on opportunities in MS, Stroke, other neurodegenerative diseases  13  OPC1: hESC-Derived Oligodendrocyte Progenitor Cells

 Milestones –VAC2 & OpRegen  14    Complete Process Development of VAC2CRUK to fund Phase I/II clinical trial in Lung CAOpRegen IND Cleared for Phase I/IIa   OpRegen (RPE Cells)    VAC2 (Dendritic Cells)

 Near-Term Strategic Products  15  HyStem Matrices

 LifeMap Sciences, Inc.        • More than 14 Million page views from more than 3,000 institutions world-wide, including academia, research hospitals, patent offices, and leading biotech and pharma• Premium services now being offered for a feeLifeMap Solutions developing mobile health applications  16    Integrated Biomedical Knowledgebase

Targeting High Medical Need

BIOTIME

***OPC1** – Spinal cord injury, oligodendrocytes*
- $20B annual economic impact of spinal cord injury in the U.S.
- Developed by Asterias Biotherapeutics (BioTime owns 70.6%)

***VAC2** – Cancer, telomerase immunotherapy*
- $38B economic impact of non-small-cell lung cancer in the U.S
- Targeted by Asterias Biotherapeutics (BioTime owns 70.6%)

***OpRegen** – Dry AMD, retinal pigment epithelial cells*
- >$5B annual spend on drug therapies for wet AMD
- Cell Cure Neurosciences (BioTime owns 62.5%)

***Renevia** – HyStem, device for lipoatrophy*
- >3M HIV+ patients with lipoatrophy
- *Renevia* developed by BioTime (owns 100%)

***PanC-Dx** – Cancer diagnostic, breast, lung, bladder CA*
- $7B annual cost of mammography in the US
- Targeted by OncoCyte (BioTime owns 75.3%)

17

Balanced Strategy

BIOTIME

- Diversified, lower-cost, lower-risk strategy
- Not a bet on a single clinical program
- Multiple, growing revenue streams currently
- Seven clinical phase programs by Q4 2014
- Internal focus on low-cost, low-risk, near-term programs
- Partnering strategy for select high-cost potential blockbusters
- Subsidiaries often invite outside investors, corporate partners
- Capitalize on lack of generic or biosimilar pathways

18

 BioTime – Investment Opportunity  19  Positioned as the technology leader in the coming regenerative medicine revolution

 Asterias Biotherapeutics(NYSE MKT: AST)Leveraging Proprietary Regenerative Medicine Platforms to Address Significant Unmet Medical Needs

 Forward Looking Statements  Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for Asterias, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the businesses of Asterias, particularly those mentioned in the cautionary statements found in Asterias’ Registration Statement on Form S-1 and Prospectus filed with the Securities and Exchange Commission. Asterias disclaims any intent or obligation to update these forward-looking statements.  2

Key Investment Highlights

- Two potential transformative platforms: 1) industry leading Pluripotent Stem Cells; 2) Allogeneic Dendritic Cell Immunotherapy
- Two products entering dose escalation clinical trials
- Partnerships with leading scientific institutions provide validation and access to significant, non-dilutive capital (~$40 mil raised to date)
- Large potential target markets with significant unmet medical needs
- Significant potential milestones during next 24 months

ASTERIAS BIOTHERAPEUTICS

3

 Regenerative medicine in emerging growth phase and approaching valuation inflection pointClinical development focus on de-risked, proof-of-concept initial product indicationsDeep, experienced management team with scientific and business expertise  4  Additional Investment Considerations

 Successfully completed stock and warrant distribution to GERN shareholders, became publicly traded and listed on NYSE MKT under ticker “AST”Received FDA clearance for Phase 1/2a dose escalation trial of AST-OPC1 in complete cervical spinal cord injuryLaunched partnership with California Institute of Regenerative Medicine (CIRM) to initiate AST-OPC1 Phase 1/2a clinical trial Partnered with Cancer Research UK (CRUK) to develop AST-VAC2 immunotherapy product candidate for lung cancer  5  Recent Key Accomplishments

 Asterias’ Programs are Built on Potentially TransformativeTechnology Platforms  6  Major scientific validation by top scientists in multiple countriesDe-risked by extensive nonclinical data & long term clinical safety data

 Asterias’ Programs are Built on Potentially TransformativeTechnology Platforms  7  Major scientific validation by top scientists in multiple countriesDe-risked by clinical data for first generation, autologous product

Asterias' Products Address Large Markets with Significant Unmet Medical Needs

AST-OPC1 for Neurodegenerative Diseases

Lead indication: Spinal Cord Injury

- Devastating injury affecting 12,000 patients per year in US[1]
- No currently approved therapies
- Lifetime cost of care per patient of $2-4 mil[1]
- Healthcare costs to system of $14.5 bil per year in US alone, plus $5.5 bil in lost productivity[2]

[1] National Spinal Cord Injury Statistical Center, Facts and Figures 2013

[2] Berkowitz et al, Spinal Cord Injury: An Analysis of Medical and Social Costs, 1998

ASTERIAS BIOTHERAPEUTICS

8

Asterias' Products Address Large Markets with Significant Unmet Medical Needs

AST-VAC2 (Cancer Immunotherapy)

Unique mode of action in emerging field of Immune Cancer Therapeutics

- Cancer Immunotherapy market projected to reach $35 bil in annual revenues by 2024[1]
- Partial HLA mismatch from allogeneic vaccine may serve as an adjuvant to enhance efficacy as compared to autologous vaccines
- AST-VAC2 mechanism of action is likely synergistic with that of other immunotherapies such as immune checkpoint inhibitors
- Initial indication of lung cancer selected due to high level of unmet medical need, proof of concept for sensitivity to immunotherapy

[1] Kresge and Langreth, Bloomberg May 29, 2014

ASTERIAS BIOTHERAPEUTICS

9

AST-OPC1: Oligodendrocyte Progenitor Cells



First hESC-Derived Product in Clinic

- Phase 1 successfully completed
- Extensive data in animal studies demonstrates:
  - Engraftment over periods of at least 1 year
  - Extensive cavity filling and myelination
  - Improved locomotor function
  - No observed toxicity or immunogenicity
- FDA clearance for P1/P2a POC study in complete cervical SCI (target initial commercial indication)
- Clear path to market - Endpoint measurement established by independent SCOPE initiative (Spinal Cord Outcomes Partnership Endeavor)[1]
- Up to $3 billion opportunity of peak annual US revenues for Asterias

ASTERIAS BIOTHERAPEUTICS

[1]Steeves et al., *Top Spinal Cord Inj Rehabil* 2012; 18(1): 1-14

10

   AST-OPC1 Phase 1 Trial in Complete Thoracic Injuries  Five subjects received 2 mil AST-OPC1 cells, followed for 2-3 years Clean safety profile observed to date:No serious adverse events related to surgery, AST-OPC1, or immunosuppressionNo unexpected neurological changes to dateNo adverse changes on MRIMonitoring through one year shows no evidence of immune responses to AST-OPC1Potential evidence of biological activity:MRI results in 4 of 5 subjects are consistent with prevention of lesion cavity formation  11  Presented by Jane Lebkowski, ASGCT annual meeting, May 22, 2014Manuscript in preparation  Feasible and Safe

 AST-OPC1 Phase 1/2a Trial in Complete Cervical SCI   12

Asterias' Allogeneic hESC-DC Vaccine Platform



Peptide
T cell
MHC
TCR
DC
Signal 1
Signal 2
CD80/86
CD28
Signal 3
IL-12

Dendritic Cells: Potent Antigen Presenting Cells

A New Class of Cancer Immunotherapy

Advantages of Human Embryonic Stem Cell-Derived Dendritic Cell (hESC-DC) Vaccine Platform:

- Existing proof-of-concept data for dendritic cell vaccines from first generation, autologous products
- Significant scalability, cost and feasibility advantages of hESC-derived allogeneic dendritic cell platform
- Potential for adjuvant effect from partial allogeneic mismatch
- hESC-derived cells have expected properties of mature dendritic cells
- Broad potential applications in a wide range of cancer indications
- Likely synergistic with immune checkpoint inhibitors

ASTERIAS BIOTHERAPEUTICS

Tseng et al., *Regen Med* 2009; 4(4): 513-26
Nishimoto et al., *Regen Med* 2011; 6(3): 303-18

13

 Proof of concept for Dendritic Cell Telomerase Immunotherapy from First Generation AST-VAC1 Product  Prostate Cancer  Acute Myelogenous Leukemia   Phase 1, Single center (Duke)  Phase 2, Multi-center  Investigator-sponsored  Industry-sponsored  20 patients  21 patients  95% Patients Develop Immune Responses to Telomerase  55% Patients Develop Immune Responses to Telomerase  Highly Significant Increase in PSA Doubling Times Clearance of Circulating Immune Complexes  Significant Increase in 12 Month DFS in High Risk Group (N=11) Compared to Published Historical Controls  14  Two Clinical Trials of Autologous AST-VAC1 Product Show that Dendritic Cell Based Immunotherapies Targeting Telomerase Can Stimulate Immune Responses and Clinical Activity    J. Immunol 2005, 174: 3798Khoury, ASH 2010

 Rationale for Telomerase  15  Telomerase Antigen:Expressed in >90% of human cancersRarely expressed in normal adult cellsPlays critical role in conferring replicative immortality to cancer cellsEvidence for immunogenicity from previous trials  Hanahan and Weinberg, “The Hallmarks of Cancer”

 AST-VAC2 Phase 1/2a Trial in Non-small Cell Lung Cancer (NSCLC)   16

Partnerships Provide Validation and Non-dilutive Funding at Minimal Cost to AST Shareholders

AST-OPC1

CIRM

$14.3 Million Grant

- Includes funding for:
  - Execution of Phase 1/2a study
  - Process and assay development activities to prepare for pivotal trials and commercialization
  - Facilities and indirect costs
- Potential follow-on grants to expand and accelerate trial

AST-VAC2

CANCER RESEARCH UK

Clinical Development Partnership

- Asterias performs scale-up and tech-transfer of AST-VAC2 manufacturing process
- CRUK provides personnel and funding for cGMP manufacturing, regulatory filing, Phase 1/2a trial
- Asterias has first option to reacquire program on preset, reasonable terms; majority revenue share on partner's development if does not choose to reacquire

Estimated ~$40 Million of Total Non-dilutive Funding Committed to Date

17

Asterias Milestones and Newsflow Next 24 Months

1H'15	2H'15	1H'16	2H'16

- Initiate AST-OPC1 P1/2a Trial
- 30 day safety of 2M cell cohort; dose escalate to 10M cell cohort
- 6 mo efficacy data from AST-OPC1 10M cell cohort
- Complete AST-VAC2 process transfer
- MHRA Clearance for AST-VAC2 P1/2a Trial
- Initiate AST-VAC2 P1/2a Trial

✓ Signature of NGA; disbursement of CIRM funds begins

- Warrant exercise - $11.7M cash raised

ASTERIAS BIOTHERAPEUTICS

18

Significant Opportunities for Future Pipeline Expansion

AST-OPC1

Broad potential applications in neurodegenerative disease:
- Multiple sclerosis
- Stroke
- Amyotrophic lateral sclerosis
- Leukodystrophies (e.g. Canavan disease)

AST-VAC2

- Telomerase immunotherapy in additional cancer indications
- Use of hESC-DC platform with additional cancer antigens
- Non-cancer indications (e.g. hepatitis)

Other Products

- Additional programs from existing Geron & BioTime portfolios (e.g. cardiovascular, orthopedics)
- Partnerships to leverage broad IP platform in additional therapeutic areas

ASTERIAS BIOTHERAPEUTICS
19

   Asterias Has Sufficient Funds to Advance its Lead Programs in 2014 and 2015  20  6.9*  4.4ᵻ  Cash  12.4**  BioTimestock  PotentialWarrantProceeds  11.7***  12-16  $14.3 M in non-dilutive funding for AST-OPC1 project in 2014-2018 from CIRMEstimated $20-30M cost avoidance from AST-VAC2 CRUK deal  * As of 6/30/14, per Asterias Q2 10Q filing ($12.9M cash - $5.4 due to BioTime - $0.5 M Accounts Payable and Accrued Liabilities)** 3.9 million shares at $3.19 as of 10/9 market close*** 5 million warrants at $2.34/share, June 2015 termᵻ Expenses may increase by up to $2 million depending on timing of CIRM funds release

 Capital Structure Profile  21  Total 30.9 million outstanding shares valued at $130 mil ($4.20 per share) as of October 31, 2014Additional 5 million Warrants @ $2.34/warrant expiry June 2015 – held by George Karfunkel Trust and Broadwood Partners, LLPAdditional 3.5 million Warrants @ $5.00/warrant expiry September 2016 – held by BioTime and RomulusOption pool of 4.5 million shares for management and employees

Asterias Executive Team: Business Focused, with Best-in-Class Cell Therapy Product Development Experience

Name	Title	Summary of experience
Pedro Lichtinger	Chief Executive Officer	Former President & CEO, Optimer Pharmaceuticals. 25 year career at Pfizer including as President of Global Primary Care and Global Animal Health businesses
Jane Lebkowski, PhD	President of R&D	25 years experience in R&D of cell & gene therapies at Applied Immune Sciences, Rhone Poulenc Rorer, and Geron
Katy Spink, PhD	VP and Chief Operating Officer	Former SVP, Cell Therapy Program Operations at Geron. Experience in biotech strategy, BD & program management and operations at Geron and McKinsey
Ed Wirth, MD, PhD	Chief Translational Officer	25 years experience in translational research of cell therapies and medical devices at University of Chicago, Geron, and InVivo
Madelyn Marino	VP, Quality	30 years experience in QA/QC for small molecules, biologics, cell & gene therapy at Amgen and Onyx
Casey Case, PhD	SVP Research and Nonclinical Development	Former EVP Research at SanBio. Previous R&D leadership experience at Sangamo, Tularik, OSI

- **Broad expertise in pharma and biotech development throughout the product lifecycle**
- **Track record of establishing value creating alliances**
- **Unmatched expertise in development of cell therapies**

ASTERIAS BIOTHERAPEUTICS

22

Strong, Multilayer IP and Market Protection for Asterias' Products

Example U.S. issued patents:

Covering AST-OPC1:

US 7,285,415:"Method of Producing Oligodendrocytes from Human Embryonic Stem Cells for Drug Screening or Treatment of SCI"

US 7,579,188:"Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of SCI"

Exclusively licensed to Asterias from UC Irvine

US 8,252,585:"Neural Progenitor Cell Populations"

US 8,252,586:"Neural Cell Populations from Primate Pluripotent Stem Cells"

Asterias Owned

US 6,800,480:"Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder Free Culture"

US 8,097,458:"Microcarrier Culture System for Rapid Expansion of Human Embryonic Stem Cells"

Asterias Owned



Specific Products and Methods
Compositions of Matter
Fundamental Platform Technologies

Covering AST-VAC2:

US 8,093,049:"Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells"

Asterias owned

US 7,781,213: Composition of Matter Claims to hESC-derived Dendritic Cells

Exclusively licensed to Asterias from Isis Innovation, Ltd.

US 6,440,735: Dendritic Cell Vaccine Containing Telomerase Reverse Transcriptase for the Treatment of Cancer

Asteriasowned

US 6,800,480:"Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder Free Culture"

US 8,097,458:"Microcarrier Culture System for Rapid Expansion of Human Embryonic Stem Cells"

Asterias Owned

Additional market protection expected from:

- Lack of biosimilars pathway for cellular therapies
- Orphan designations (7 year market exclusivity) for OPC1 in SCI, VAC2 in certain cancer indications

ASTERIAS BIOTHERAPEUTICS

Confidential

24

AST-OPC1 Is Safe and Efficacious in Animal Models of SCI


AST-OPC1
5 mm
Control

Four restorative functions observed:

- Secretes factors to stimulate nerve growth
- Increases myelination of axons
- Stimulates new blood vessels in injury site
- Reduces injury-related cavitation


Gait Score:
First Principal Component
Months Post-treatment
Uninjured
Injury + OPC1
Injury + Control
p = 0.045
6
4
2
0
-2
-4
-6
0
1
2
3
4

Improves locomotor function in rodent models of both thoracic and cervical SCI

28 Animal Studies; >3000 Rodents and Pigs

- **No evidence of clinically significant safety concerns**
- **Delivery of target doses is feasible**

ASTERIAS BIOTHERAPEUTICS

25

 Asterias Neurology Program AST-OPC1 Reduces Cavity Formation and Induces Persistent Myelination Myelinated Bundles of Nerve Fibers Traverse Injury   9 months vehicle        hNucEC  1 mm  100 µm  50 µm  Cavity forms in untreated SCI lesion  Myelinated axons do not extend across cavity  Brown: antibody to human nuclear antigen labels AST-OPC1; Blue: Eriochrome Cyanine stains myelin  9 months post-transplant with AST-OPC1        hNucEC  1 mm  100 µm  50 µm    AST-OPC1 in SCI Lesion; Significantly Reduced Cavity Formation  Robust AST-OPC1 survival (brown)  Myelinated Fibers (blue)  Rat Thoracic Spinal Cord Injury Model  26  Confidential  2.7

OPC: Evidence from Literature for Efficacy in Cervical SCI

Improves Locomotor Function


Midline Cervical Injury:
SD rats + CsA
Stride Length
Transplant
Control
Mean Stride Length (cm)
Week Post-injury
Angle of Forelimb Motion
Proximal Forelimb Motion Range (degrees,°)
*
Control
Transplant
Proximal Forelimb Angle (degrees,°)
*
Control
Transplant
Lift-off
Placement
Forelimb Angle
Percent Forelimb Steps Passed 90°
**
Control
Transplant
Forelimb Steps Past 90°

Sharp et al., 2010

Increases Tissue Sparing


Spared White Matter at Epicenter
Area (um²)
3,000,000
2,000,000
1,000,000
0
p<0.01
Transplant
Vehicle
Spared Gray Matter at Epicenter
Area (um²)
1,000,000
800,000
600,000
400,000
200,000
p<0.001
Transplant
Vehicle

Sharp et al., 2010

ASTERIAS BIOTHERAPEUTICS
Asterias: Proprietary and Confidential
27

 Work of the SCOPE Consortium Has Defined Clinical Development Path in Complete Cervical Spinal Cord Injury    28  Target Product Profile for AST-OPC1 in Complete Cervical SCI: Increase of ≥20% in the percentage of patients regaining two or motor levels of function  Enables powering of trial with only ~200 subjects  Translates into clinically significant improvements in ability to self-care  Steeves et al., Top Spinal Cord Inj Rehabil 2012; 18(1): 1-14

AST-OPC1 Improves Locomotor Recovery in SCI Rats



OPC Transplant
Fibroblast Transplant
No Transplant
Mean BBB +/- SEM
0
2
4
6
8
10
12
14
16
18
20
* * *
1
3
13
21
28
35
42
49
56
Transplant
Days Post-Injury

- Increased Weight Bearing
- Improved HL-FL Coordination
- Improved Hind Paw Clearance
- Improved Trunk Stability
- Decreased Tail Drag

2.8



No Injury Control
OPC Transplant
Human Fibroblast
Vehicle
Centimeters
Degrees
Stride length (cm)
Stride width (cm)
Toe spread (cm)
Paw rotation (degrees)

- Increased Stride Length
- Decreased Stride Width
- Decreased Paw Rotation
- Decreased Toe Spread

ASTERIAS BIOTHERAPEUTICS

Confidential

29

Asterias has Rapidly Executed on Expanding Clinical Development of AST-OPC1 to Complete Cervical SCI

Geron:

- Worked with FDA to define path to clinic for hESC-derived therapy
- Performed >20 nonclinical studies to enable first in man testing of AST-OPC1
- Resolved two clinical holds to satisfaction of FDA
- Enrolled five subjects in AST-OPC1 trial in complete, thoracic SCI
- Initiated nonclinical studies to support expansion to cervical SCI
- **2011:** Announced decision to divest stem cell assets to focus on two Phase 2 oncology programs

Asterias:

October 2013: completed acquisition of Geron stem cell assets

- Completed analysis and study reports for nonclinical studies in cervical SCI
- Wrote clinical study report for thoracic SCI study
- Worked with KOLs to establish clinical development plan for AST-OPC1
- Held meeting with FDA to discuss proposed Phase 1/2a study
- Secured $14.3M grant from CIRM to fund Ph 1/2a study in cervical SCI
- Submitted regulatory dossier seeking IND amendment for cervical study

August 2014: obtained FDA clearance for Phase 1/2a dose escalation POC study in complete cervical SCI

Spinal Cord Injury Represents a Substantial Market Opportunity Due to A High Level of Unmet Need, Lack of Competing Therapies



$300M-$3B
$150M-
$1.5B
$100M-
$1B
$50-
$500M
C4-C7
Cervical
Complete
C4-C7
Cervical
Incomplete
(AIS B&C)
T2-T11
Complete and
Incomplete
(AIS A-C)
Total U.S.
Market

- Estimated Market Opportunity of $300M-$3B in U.S. alone
- Driven by magnitude of impact on high lifetime costs of care for cervical ($3-4M) and thoracic ($2.3M) injury patients
- Defined clinical endpoints with potential to support approval from <300 patient trial
- Potential for breakthrough therapy and orphan designation

ASTERIAS BIOTHERAPEUTICS

Confidential

31

AST-VAC2 Has Expected Properties of Mature Dendritic Cells

AST-VAC2 Stimulates Telomerase Specific T-cells


AST-GFP
AST-VAC2
hTERT540 Pentamer
78.44
1.58
18.89
1.10
65.10
9.95
22.17
2.78
γ-IFN

- Expresses Markers of Mature Dendritic Cells
- Activates T Cells
- Migrates in Response to Inflammation
- Can be Cryopreserved and Irradiated Without Loss of Function

Confidential and Proprietary
ASTERIAS BIOTHERAPEUTICS
32

   hESC-derived Mature DC  PBM-derived Mature DC    AST-VAC2 and PBM-derived mature DC show similar DC marker expression profiles  Tseng et al, Regen Med. 2009  AST-VAC2 is Phenotypically Similar to PBM-Derived DC  Confidential  4.2  33

hESC-DC Vaccines Are Likely to Be Synergistic With Immune Checkpoint Inhibitors

Immune Checkpoint Inhibitors
Block Pathways that Tumors Use to Evade Immune Surveillance



Tumor Cell
PD-L1
MHC
Peptide
PD-1
T-cell receptor
CTLA-4
B7.1/2
(-)
(+)
CD28
B7.1/2
T-cell receptor
Peptide
MHC
(-)
PD-1
PD-L1
T-cell
Dendritic cell

AST-VAC2 is the Only Allogeneic Dendritic Cell Cancer Immunotherapy That Educates the Immune System to Recognize Antigens on Tumor Cells

- Off-the Shelf Product
- Available on Demand
- Stimulates Immune Responses to Tumors
- Can Complement Immune Checkpoint Inhibitors
- Potential for adjuvant effect from allogeneic cells

ASTERIAS BIOTHERAPEUTICS

34

 POC Data from Phase 1/2a Study of AST-VAC2 in NSCLC Enables Broad Development of hESC-DC Platform  35  Demonstration of safety and immune responses in NSCLC study  Demonstration of safety and immune responses in NSCLC study  Phase 2 and pivotal trials of AST-VAC2 in NSCLC  Expansion of AST-VAC2 into additional cancer indications  Combination trials with immune checkpoint inhibitors  Use of hESC-DC platform with other cancer antigens  Enables:  Rationale:  Safety data in early and advanced disease  Telomerase expressed in >95% of all cancersPlays critical role in proliferation & survival of cancer cells  Potentially synergistic MOA  DC platform can be used to present any antigen

 Human embryonic stem cell –derived products for the treatment of retinal and neurodegenerative diseases     Dr Charles Irving, CEO 04 Nov 2014  BIOTIME ANNUAL MEETING SHAREHOLDER UPDATE

 Safe Harbor Statement  1  The matters discussed in this presentation include forward looking statements which are subject to various risks, uncertainties, and other factors that could cause actual results to differ materially from the results anticipated. Such risks and uncertainties include but are not limited to the success of BioTime in developing new stem cell products and technologies; results of clinical trials of BioTime products; the ability of BioTime and its licensees to obtain additional FDA and foreign regulatory approval to market BioTime products; competition from products manufactured and sold or being developed by other companies; the price of and demand for BioTime products; and the ability of BioTime to raise the capital needed to finance its current and planned operations. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. As actual results may differ materially from the results anticipated in these forward-looking statements they should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

Dry AMD: A Major Incurable Disease of Aging

- Leading eye disease responsible for visual impairment of the elderly in the US, EU and Australia
- Loss of fine visual detail; Central vision blind spots; Mostly affects both eyes; 10% progress to wet AMD and legal blindness
- In the US:
  - *1.6 million new cases/yr of dry-AMD*
  - *7.3 million* with early stage dry-AMD
  - *1 million* with geographic atrophy (GA), the advanced stage dry-AMD
  - *Annual economic loss to GDP from dry -AMD: $24.4 billion*
- Est. WW market opportunity **> *$5B***


Normal Vision
Age-related Macular Degeneration

http://www.blindness.org/content.asp?id=46

No FDA Approved Treatment for Dry AMD

CellCure NeuroSciences Ltd.

2

 Types of Age-Related Degeneration    Dry AMD (non-neovascular) is characterized by drusen and RPE changes which lead to central atrophy of photoreceptors. Geographic atrophy (GA) is the severe form of dry-AMD.No FDA approved therapy.Wet AMD (neovascular) can develop from dry-AMD. Pathological neovascularization leaks and/or bleeds in the macular area can occur rapidly and result in blindness. Can be treated with VEGF inhibitors, whose current estimated annual worldwide sales are greater than $7 billion

   Photoreceptors depend on RPE cells for nourishment, recycling of visual pigment and waste disposal When RPE cells die, the photoreceptors also die and central vision is lost Geographic Atrophy  Role of Retinal Pigment Epithelium (RPE) Cells in Dry AMD   (RPE)

 October ‘09    RPE    RPE Transplantation Therapy: A Promising ApproachedThat Lacked a Reliable Source of RPE Cells  Healthy RPE cells can replace old, dysfunctional RPEsHuman Embryonic Stem Cells (hESCs) could provide an unlimited supply of well-characterized RPE cells, if a method better than spontaneous differentiation was availableCell Cure’s new directed differentiation method produces homogenous batches of large numbers of pure and robust RPE cells

Production of RPE by Directed Differentiation of hESCs



Nicotinamide
Low O_2
Nicotinamide + Activin A
Low O_2
Clinical Grade hESCs
Grown on Cord Feeders
Spheroid Bodies
Adherent Culture
(Pigmented and Non-
Selection of
Pigmented Areas
and Expansion
Adherent Polygonal
Pigmented Cell Culture

6

IP Status of Directed Differentiation Method

- **Cell Cure has exclusive license from Hadasit Ltd.**
- **Publ. #: WO2008/129554; Publ. Date: 30-Oct-2008**
- **Granted**
  - Japan – 5,395,058; Australia – 2008242106; China -200880020748.0; Israel -201600
- **Allowed**
  - Europe
- **Pending**
  - USA, Canada, Hong Kong, India, various divisionals

7

CellCure NeuroSciences Ltd.

Cell Cure's In-licensed Patent Portfolio

Some of Cell Cure's Patent Families

Title	PCT Publication #	Granted
METHODS OF SELECTING RETINAL PIGMENTED EPITHELIAL CELLS (Cell Cure & Hadasit)	WO2013114360	
Stem Cell Derived Retinal Pigmented Epithelium Cells (Hadasit)	WO2008129554	JP 5,395,058; AU 2008242106; CH 200880020748 IL 201600
Stem Cells Culture System (Hadasit)	WO2006070370	
Embryonic stem cells and neural progenitor cells derived therefrom (ESI)	WO0168815	AU 779694 US 7,011,828 US 7,504,257
Methods of controlling differentiation of embryonic stem cells by culturing in the presence of BMP2 pathway antagonists (ESI)	WO0198463	AU6570401 US 7,112,437
Implanting neural progenitor cells derived from human embryonic stem cells (ESI)		US 7,011,828
Generation of neural stem cells from undifferentiated hES (ESI)	WO03104444	GB 2407821 GB 2427616
Embryonic stem cells (ESI)	WO0027995	IL 142748

- **The BioTime family of companies has the world's largest patent estate in pluripotency with >600 patents and patent applications worldwide.**
- Examples of relevant IP:
  - ✓ Feeder free culture of hES cells
  - ✓ Directed differentiation methods
  - ✓ Neuronal differentiation (NCAM positive lineages)
  - ✓ License to WARF estate
  - ✓ RPE-specific claims

8

CellCure NeuroSciences Ltd.

       Xeno-Free, Clinical-Grade, NIH -Registered hESCs: A Source for Manufacturing Xeno-free RPE Cells 102

Cell Cure's RPE Cell Product for Dry AMD: OpRegen®



- **OpRegen®**: Cell replacement therapy for the dry form of age–related macular degeneration (dry-AMD) utilizing a suspension of RPE cells produced from human embryonic stem cells (hESCs).
- **Cells:** Allogeneic human RPE cells produced under cGMP conditions from NIH approved HAD-C 102 hESC line, using cGMP, xeno-free cells and reagents
- **Indication:** Patients with geographic atrophy (GA), the severe dry-form AMD
- **Formulation:** Provided as cell suspension in BSS Plus; ready for injection
- **Delivery Route:** Subretinal injection
- **Mechanism of Action:** Integration into subretinal space and replacement of missing or diseased RPE cells
- **Planned Clinical Trial:** Phase I/IIa Study of OpRegen® in Progressive Dry-Form AMD with GA
- **Study Site:** Hadassah Univ Medical Center, Jerusalem
- **Stage of Development:** **FDA authorization received**; Israel Ministry of Health approval is in process



10

CellCure NeuroSciences Ltd.

CMC Characterization of OpRegen® (1)

- **Morphology**: Cells can form a monolayer of polygonal pigmented cells
- **Identity:** Cells express the RPE markers


Polygonal & Pigmented
MITF & ZO-1 & DAPI*
Bestrophin 1 & ZO-1 & DAPI
CRALBP & DAPI

*DAPI marks the cell nucleus

- **Purity**: Total non-RPE cellular impurities <1.7% show using a new proprietary assay. No hESC impurity in neither the final product or even at early stage of production
- **Potency**:
  - Combined ability of cells to a) Generate a polarized monolayer with barrier function and b) Secrete PEDF and VEGF secretion in a polarized manner
  - Cells can phagocytose pHrodo E.Coli BioParticles and fluorescently labeled mouse Photoreceptor Outer Segments (POS); an assay with greater specificity is in development

11

OpRegen® Preclinical Studies Results

- Three independent CRO studies conducted: **Safety/Biodistribution** , **Tumorigenicity and Spiking** and **Efficacy**
- No teratomas or human tumors found neither in 328 NOD/SCID mice nor in 180 RCS rats that received a maximal feasible dose of OpRegen®
- No teratomas found with OpRegen® spiked with up to 10% hESCs, which is 1000 -fold higher than the batch release criteria (< 0.01%)
- No product biodistribution from the contained subretinal treatment site
- No product-related mortality/morbidity and no product related ocular, clinical, body weight, macroscopic and microscopic adverse findings were found
- OpRegen® treated eyes rarely contained human proliferating cells (Ki67 immunostaining)
- OpRegen® cells survived over the lifetime of the NOD/SCID mouse (9 months)
- OpRegen® cells injected as a suspension organized into a monolayer within a few weeks
- OpRegen® cells rescued photoreceptors and mediated phagocytosis of RCS rat photoreceptor outer segments (POS)
- Optomotor functional studies in RCS rats demonstrated statistically significant, dose dependent functional rescue

12

CellCure NeuroSciences Ltd.

 Highlights of Preclinical Studies: Vision Rescue in RCS Rat  Historical Data:

 Highlights of Preclinical Studies: Long Term Graft Survival    Long term (9 months –post transplant) engrafting of viable OpRegen® cells (pigmented cells stained positive for HuNu and PMEL17) in NOD/SCID subretinal space

 OpRegen® cells are clustered at the place that the bleb was formed and then organize themselves into the monolayer structure found in healthy animals  Human PMEL17Human Nuclei  Highlights of Preclinical Studies: Cells Form Monolayer  Human PMEL17Human Nuclei  Human PMEL17Human Nuclei

OpRegen® -Mediated Rescue of Photoreceptors


Vehicle
OpRegen®
GCL
ONL
RPE
Choroid


HuNu+PMEL17+

ONL Thickness (number of nuclei layers) in OpRegen® treated eyes is above vehicle control (group 2) at all time points


P60 ONL per Dose Group
P100 ONL per Dose Group
P150 ONL per Dose Group
P200 ONL per Dose Group
ONL Thickness
Dose Group

Group 2: Vehicle
Group 3: 25,000 OpRegen®
Group 4: 100,000 OpRegen®
Group 5: 200,000 OpRegen®

16

OpRegen® Mediated Phagocytosis in Treated RCS Rats

Rat rhodopsin outer segments (green) rest along the grafted cells (human PMEL17, red) and rat rhodopsin within transplanted OpRegen® cells (yellow)


Rat Rhodopsin
Human PMEL17


Rat Rhodopsin
Human PMEL17

17

CellCure NeuroSciences Ltd.

 Cell Cure Phase I/IIa Clinical Study (1)  Phase I/IIa Dose Escalation Safety and Efficacy Study of OpRegen® Transplanted Subretinally in Patients with Advanced Dry-Form AMD (Geographic Atrophy)Open label, non-randomized, sequential, single center trialStudy Site: Hadassah University Medical Center, Jerusalem, IsraelDose and Administration: Single injection of 50,000-500,000 viable cells in 100-150 ml BSS+ delivered via a cannula through a small retinotomy into the subretinal space in the macular area along the border between areas of GA and the better preserved extra-foveal retina and RPE layer. Part 1Cohort 1: 3 Patients, BCVA 20/200 or less (legally blind), 50,000 OpRegen® cellsCohort 2: 3 Patients, BCVA 20/200 or less, 200,000 OpRegen® cellsCohort 3: 3 Patients, BCVA 20/200 or less, 500,000 OpRegen® cellsPart 2 Cohort 4: 6 Patients, BCVA 20/100, 500,000 OpRegen® cells

 Primary Objective: Safety and tolerability of transplanted OpRegen®Secondary Objective: Initial exploration of the ability of transplanted OpRegen® to engraft, survive, and moderate disease progression Duration and Follow Up: Enrollment period plus 12 months post transplant follow-up; weekly during 1st month post-transplant, and then at 2, 3, 4, 6, 9, and 12 months post-transplant. Continued follow up at 15 months, 2, 3, 4, and 5 yrs post surgery.Immunotherapy:Topical steroidal and antibiotic treatmentSystemic Tacrolimus to 6 weeks post surgerySystemic Mycophenolate mofetil to 1 year post surgery.  Phase I/IIa Clinical Study (2)

 Selection of outcome measures based on an ongoing “Cohort Study” that tracks disease progression in patients, who might be candidates for the Phase I/II StudyVisual Acuity Rate of GA Progression over 6 and 12 monthsRetinal sensitivity to light in the engrafted regionsExtent and depth of central stomata A Cohort Study will provide quantitative assessments of disease progression patients prior to enrollment  Phase I/IIa Clinical Study Efficacy Outcome Measures  Fixation Map Sensitivity Map   Microperimetry  OCT  Infrared Imaging

Company Overview

➢ Platform Technology

- Manufacturing of diverse cell products from xeno-free, GMP-grade human embryonic stem cells
- Lead product - **OpRegen®**, human Retinal Pigment Epithelium Cells

➢ History

- Founded in 2005 in Jerusalem, Israel
- Major investments by BioTime starting in 2010
- Present Shareholdings:
  - BioTime Inc (incl. ESI & Asterias) 62.5%
  - Hadasit BioHoldings Ltd 21.2%
  - Teva Pharmaceutical Industries Ltd 16.1%

➢ Management

- Charles S. Irving – CEO
- Benjamin Reubinoff – CSO
- Moshe Hukaylo – CFO

21

CellCure NeuroSciences Ltd.

 Joseph Wagner, Ph.D.  Chief Executive OfficerOncoCyte CorporationShareholder UpdateNovember 4, 2014

   OncoCyte Corporation  2  Our mission is to develop novel products for the diagnosis and treatment of cancer in order to improve both the quality and length of life of cancer patients  Internally developed cancer gene discovery platformPlatform based on extensive microarray datasetMarker discovery principle based on similarity of gene expression in embryonic development and cancerScores of potential targets identified and IP filed – PanC-Dx™Multiple product opportunities          Goal: Develop and market low-cost molecular diagnostic tests for major cancers with rapid adoption by initial users followed by widespread use in large patient populations

OncoCyte Technology

BIOTIME

Many of the same genes that drive embryonic development drive tumor formation and growth

ONCOCYTE CORPORATION

- A substantial proportion of the mammalian genome is exclusively activated during embryonic development
- These embryo-exclusive genes regulate:
  - Cell proliferation
  - Cell signaling
  - Organ formation
  - Angiogenesis
- Many of these genes are accessed/activated by cells after oncogenic mutation & transformation
- Many of these genes have not been previously associated with cancer



Adult Tissues
Developing Tissue & Tumors

3

OncoCyte's Product Development Path

BIOTIME
ONCOCYTE CORPORATION

Translating proprietary cancer marker platform into near-term revenue opportunities in oncology markets

Cancer Marker Discovery (2011-):
- Assembled >700 sample microarray dataset
- Bioinformatics generated >3000 candidate markers

Protection of Intellectual Property (2011-):
- Aggressive filings protecting all markers and all uses

Cancer Marker Validation (2012-):
- Verify gene expression using alternate methodologies
- Verify protein expression in tumor tissue

Proof of Concept in Patient Samples (2013-):
- Verify gene/protein expression in retrospective clinical sample banks
- Build candidate multiplex panels for large scale testing

Large Prospective Clinical Studies (2014-):
- Initiate larger studies in target patient populations
- Test performance of multiplex panels using platform-neutral proprietary test kits

 OncoCyte’s Business Formula  5  Designed to translate proprietary cancer marker platform into near-term revenue opportunities                “Listen to Your Technology”“Listen to Your Customers”Create Scalable Business ModelEarly Revenues Fund Larger Trials

“Listen to Your Technology”

BIOTIME

Technology platform defines product opportunities in subsectors of cancer diagnostics

ONCOCYTE CORPORATION

Potential products based on dataset structure:

- Screening diagnostics
- Recurrence diagnostics

Potential products based on markers:

- Breast cancer
- Colorectal/GI cancers
- Bladder/urothelial cancers
- Thyroid cancer
- Lung cancer

Potential products with low cost and ease of use:

- Blood-based tests
- Urine-based tests



6

"Listen to Your Customer"

Physician adoption is the key barrier to entry for cancer screening diagnostics

User <u>Will</u> Adopt Tests That:

- Key Opinion Leaders support
- Resolve diagnostic dilemmas
- Justify the need for procedures
- Eliminate unnecessary procedures
- Have reasonable cost/reimbursement

User <u>Will Not</u> Adopt Tests That:

- Create diagnostic ambiguity
- Replace procedures
- Create unnecessary costs

Technology alone does not drive user adoption



7

OncoCyte Products: Business Strategy

BIOTIME

How does OncoCyte identify and prioritize its products?

ONCOCYTE CORPORATION

Strategically develop diagnostic products that will be rapidly adopted and have short- and long-term revenue potential

Focus on developing products that:

- Fit with proprietary technology
- Are simple to perform and interpret
- Are relatively low cost and easy to use
- Appeal to an immediate user base
- Have long-term large market potential
- Are based on protectable/enforceable IP

Product Development & Marketing Strategy

Create a scalable business model beginning with an immediate market with early adopters, successively expanding into larger opportunities

Initial Use & Market:

- Early adopters with immediate needs
- Can be addressed rapidly with relatively low cost
- Comparable approach: Veracyte (VCYT)

Expanded Use & Market:

- Larger markets and user bases
- Requires additional clinical validation

Final Target Use & Market:

- Addresses very large markets and tens of thousands of users
- Requires partnerships to meet ultimate revenue goals
- Comparable approach: Exact Sciences (EXAS)


Initial
Expansion
Total Market

9

 Key Driver: Limitations of Current Tests  10  Initial users/use will be to clarify diagnostic dilemmas due to uncertainties in imaging and other traditional tests        Current Tests With Significant Limitations Include:Mammography for breast cancerUrine cytology for bladder cancer recurrence surveillanceLow-dose CT for lung cancer screening        Definite Negative  Definite Positive  Indeterminate  Test Score

BIOTIME

Current *PanC-Dx*™ Product Programs

ONCOCYTE CORPORATION

Simple, low cost cancer screens that address current unmet user needs in large patient markets

Breast Cancer Diagnostic (BR-001):
- Blood-based screening diagnostic
- Panel of protein markers

Bladder Cancer Diagnostic (BL-002):
- Urine-based screening diagnostic for recurrence
- Panel of RNA markers

Lung Cancer Diagnostic (LN-003):
- Blood-based screening diagnostic for high-risk patients
- Panel of RNA markers



11

 12  Initial test use late in diagnostic tree with progressive data driving test use earlier and earlier        ONC-BR-001: Breast Cancer Product

 13        ONC-BR-001: Breast Cancer Product  Initial test use late in diagnostic tree with progressive data driving test use earlier and earlier

ONC-BR-001: Breast Cancer Product

BIOTIME

Blood-based screening diagnostic measures sera protein biomarkers using ELISA

OncoCyte Corporation

Initial Use & Market:
- Radiologist: Management of BIRADS 3-4 patients
- 350K tests/year in US

Expanded Use & Market:
- Radiologist: In conjunction with all diagnostic mammography
- Oncologist: Recurrence surveillance
- 3M tests/year in US

Final Target Use & Market:
- PCP/Radiologists: In conjunction with or surrogate for screening mammography
- >30M tests/year in US


$25M
$250M
$2.5B

14

ONC-BR-001: Breast Cancer Clinical Study

BIOTIME

Prospective, multisite study in diagnostic mammography patients

ONCOCYTE CORPORATION

Subjects:
- N = 600
- At time of diagnostic mammography

Endpoints:
- Primary: Correlation with BIRADS score
- Secondary: Correlation of biomarker with pathology

Sites:
- Up to 6 total
- Currently enrolling: Ron Korn, SMIL, Scottsdale, AZ
- Abcodia providing additional samples

Timing:
- First subject enrolled early Jan 2014
- Complete study by end of 2014
- Data presentation at ACR & ASCO in May, 2015



15

 16  Initial test use late in diagnostic tree with progressive data driving test use earlier and earlier        ONC-BL-002: Bladder Cancer Product

 17  Initial test use late in diagnostic tree with progressive data driving test use earlier and earlier        ONC-BL-002: Bladder Cancer Product

ONC-BL-002: Bladder Cancer Diagnostic

Urine-based multiplex PCR recurrence diagnostic test

Initial Use & Market:
- Pathologist: Resolution of indeterminate cytology during recurrence surveillance
- 500K tests/year in US

Expanded Use & Market:
- Urologist: All recurrence surveillance
- 1.5M test/year in US

Final Target Use & Market:
- Urologist: Management of hematuria
- >5M tests/year in US



$15M
$150M
$500M

18

ONC-BL-002: Bladder Cancer Clinical Studies

BIOTIME

Multisite clinical studies in setting of surveillance cytology testing or cystoscopy

OncoCyte Corporation

Subjects:
- N = 100/1200
- At time of surveillance cytology/cystoscopy

Endpoints:
- Correlation of markers to cytology/cystoscopy results

Sites:
- Cytopathology: Johns Hopkins
- Cystoscopy: Four large urology clinics in Texas, Ohio, Indiana and South Carolina

Timing:
- Cytopathology: Complete late 2014
- Cystoscopy: July 2015
- Data presentation at AUA & ASCO in May, 2015



19

 20  Initial test use late in diagnostic tree with progressive data driving test use earlier and earlier        ONC-LN-003: Lung Cancer Product

 21  Initial test use late in diagnostic tree with progressive data driving test use earlier and earlier        ONC-LN-003: Lung Cancer Product

 ONC-LN-003: Lung Cancer Product  22  Blood-based lung cancer screen for high-risk population                  Initial Use & Market:Radiologists/thoracic surgeons: Management of need-to-biopsy decision350K tests/year in USExpanded Use & Market:Radiologists/thoracic surgeons: Management of all LDCT+ patients1.75M tests/year in USFinal Target Use & Market:Radiologists/thoracic surgeons: Used in conjunction with/surrogate for LDCT in all high-risk patients>7M tests/year in US  $125M  $525M  $25M

ONC-LN-003: Lung Cancer Clinical Study

BIOTIME

Ongoing study in target population initiated by collaborators at the Wistar Institute

ONCOCYTE CORPORATION

Subjects:

- N = 600
- All high-risk, includes cancer-free, benign nodules, confirmed cancer patients

Endpoints:

- Primary: Correlation with diagnosis
- Secondary: Correlation with tumor origin, stage, grade

Sites:

- 6 total including NYU, Temple, Penn, Christiana

Timing:

- Study completed enrollment May 2014
- Sample analysis completed October 2014
- Initial data publication late 2014
- Study data presentations at ATS & ASCO 2015

Adoption Strategy

BIOTIME

Superior product at lower cost to drive rapid adoption in initial markets, followed by widespread adoption

ONCOCYTE CORPORATION

- **KOL endorsements**
  - Drive adoption within KOLs' own practices as well as among other physicians
  - Can lead to medical society recommendations
- **Strong Clinical Trial Data**
  - Supports positive health economics and patient outcomes
- **Cost effectiveness of tests**
  - Drives user willingness to acquire additional data
  - As test volume increases, adoption point becomes earlier as test accuracy gains credibility



24

Upcoming Development Milestones

BIOTIME

Positive clinical trial results will drive commercialization efforts with first test launch in late 2015

ONCOCYTE CORPORATION

- **Q4 2014:**
  - **Completion of breast, bladder and lung clinical trial enrollment and data analysis**
  - **Publication of lung trial results; submission of clinical study data for presentation at major oncology meetings**
  - **Expansion of executive management team**
- **Q1 2015:**
  - **Initiation of CLIA lab testing certification**
- **Q2 2015:**
  - **Presentation of breast, bladder and lung clinical trial at major oncology meetings**
  - **Publication of breast and bladder clinical trial data in peer-reviewed journals**
- **Q3 2015:**
  - **Assay validation completed for lead test**
  - **California CLIA certification obtained**
- **Q4 2015:**
  - **Commercial launch of first diagnostic test to be announced at major oncology meeting**

25

OncoCyte: Investment Highlights

Beginning with an immediate market with early adopters, expanding into large opportunities

- **Broad platform of cancer markers**
- **Cost-effective tests using standard methods**
- **Potential for rapid initial adoption and broad eventual adoption**
- **Scalable business model:**
  - **Significant revenue in initial markets**
  - **Early revenues fund studies necessary for broader use**
  - **Very large long-term potential revenue opportunity**

 HyStem® ProductDevelopment  November 4, 2014Thomas I. Zarembinski, PhD MBASenior Director, New Product Development

 Safe Harbor Statement  1  The matters discussed in this presentation include forward looking statements which are subject to various risks, uncertainties, and other factors that could cause actual results to differ materially from the results anticipated. Such risks and uncertainties include but are not limited to the success of BioTime in developing new stem cell products and technologies; results of clinical trials of BioTime products; the ability of BioTime and its licensees to obtain additional FDA and foreign regulatory approval to market BioTime products; competition from products manufactured and sold or being developed by other companies; the price of and demand for BioTime products; and the ability of BioTime to raise the capital needed to finance its current and planned operations. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. As actual results may differ materially from the results anticipated in these forward-looking statements they should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

 Introduction  2  Background on the need for HyStemCompetitive LandscapeStrategyMarketsProduct Pipeline & Development Status

 The Need for HyStem  3        +  =  UnprecedentedOpportunities inRegenerativeMedicine  Cells  Matrix  • Cells need a matrix for attachment or they often die• An injectable matrix capable of polymerizing in vivo into 3-D tissue could revolutionize medicine

 The Need for HyStem  4  The Elegance of Defined Minimal ECM  One Component  Two Components  Multi-Component   ReGlyde - Adhesion prevention Potential applications in arthritis   Renevia – Cell transplants Premvia – Wound manage- ment   Controlled growth factor release - Stroke - Cancer  Prestwich, J. Cell. Biochem. 101, 1370 (2007)  Courtesy of Dr. Glenn D. Prestwich

 Two Component Matrix  5  Biocompatible & Biodegradable    Carbohydrates    Collagen    Cell      (Griffith and Schwartz, 2006)

 The Need for HyStem  6    Addition of Bioactives (Growth factors, Cells)  20 min  Safely polymerizes to make 3-D tissue with cells in the body

HyStem® Technology Strengths

BIOTIME

- ✓ Strong IP – composition of matter & uses

  2 U.S. patents issued with applications pending in the EU, Canada, Japan, and Australia

- ✓ Ease of manufacture

  Modest capital investment - large gross margins (65% - 90%)

- ✓ Multiple products in rapidly emerging fields

  Stem cell applications, tissue engineering, regenerative medicine, and cell-based therapies

- ✓ Simple – yet elegant technology

  Nearly 200 scientific publications demonstrating applications

 Competitive Landscape  8             Animal-derivedHydrogels forResearch  Solid matrices

 9       pre-gelled dermal fillers can’t be mixed with cells and often don’t have the requisite attachment sites for cells.      Dermal Fillers  Viscosupplementation  Competitive Landscape

 Examples of Applications  10              Wu et al Ann Thorac Surg 2011

 11               in a matrix          Wu et al Ann Thorac Surg 2011  Examples of Applications

 HyStem® Strategy  12  In the US - a medical device: HyStem® alone – CDRH as a Class II (510K) or Class III (PMA). HyStem® + drug – CDER as a combination new therapy. HyStem® + cells – CBER as a combination new therapy.   In the EU - a medical device: HyStem® alone – Notified Body as a Class III. HyStem® + patient’s own “mm” cells – Notified Body as Class III HyStem® + cultured donor cells – European Medicines Agency

 Quality Management Systems  13  Required for Regulatory Approval

HyStem® Product Pipeline

BIOTIME

Therapeutics in Developent

Platform	Early Pre-Clinical	Formulation Development / IND-Enabling Studies	Clinical development: Safety	Clinical development: Efficacy	Clinical development: Pivotal	Marketed	Regulatory Pathway
HyStem®	University Collaborations						
In-House R&D	New formulations and formats – films, sponges						Medical device in US & EU
ReGlyde™	Management of tendon healing post surgery.		N/A	N/A	N/A		Medical device in US Class II 510(k)
Premvia™	Wound management – partial & full thickness, ulcers, and burns.					510(k) Cleared	Medical device in US Class II 510(k)
Renevia™	Cell delivery matrix for treating subcutaneous lipoatrophies.						CE Mark as Class III medical device in EU

14

 Premvia  15  Premvia™- an FDA-cleared device to treat dermal wounds and burns.

 Premvia - Markets  16  Change in Segment Share of Global Wound Mgt Market, 2012-2021  MedMarket Diligence, LLC   Change in Market Share of Total, 2012-2021  -15% 0% 15%            Traditional Dressings  Growth Factors  MedMarket Diligence, LLC

 17  Premvia        Hydrogel + Bioactive

 Premvia—510(k) Clearance  18

Renevia - Medical Need

BIOTIME

- *Renevia*™ is expected to have numerous applications in multiple tissue types.
- BioTime initially is seeking a CE mark for use in HIV-associated lipoatrophy in combination with autologous fat cells.
- An estimated 33M people worldwide have HIV. Number on HIV treatment has tripled in five years – now ~10M, target of 15M by the end of 2015[1].
- An estimated 35-50% of patients on ARV therapy have lipoatrophy[2].
- A greater number of people in the US have age-related lipoatrophy.



Age-Related Lipoatrophy

[1] GLOBAL UPDATE ON HIV TREATMENT 2013: RESULTS, IMPACT AND OPPORTUNITIES, WHO report in partnership with UNICEF and UNAIDS JUNE 2013
[2] Source: AIDS Care Vol. 21, No. 5, May 2009, 664-671, VHA DIRECTIVE 2008-003, Veterans Health Administration, January 22, 2008

19

 20  Indication: Renevia™ is a resorbable matrix to be used for the delivery of autologous adipose derived cells for the treatment of HIV-related facial lipoatrophy. Renevia™ serves as a temporary 3-dimentional matrix in which the implanted cells can attach, proliferate and differentiate into adipocytes.         • Multicenter, randomized, controlled, single blind, trial • Treated vs. delayed treatment control, 25 - 92 subjects in each group with treatment effect measured a 1, 3, and 6 months • Primary endpoint: Increase in skin thickness as measured by ultrasound at 6 months • Secondary endpoint: Mid-face volume deficit score, Global Aesthetic Improvement Score • Two sites in Palma de Mallorca, Spain • Patients enrollment has begun  ReneviaTM – Pivotal Clinical Trial

 Primary Clinical Trial Site  21     …….The Stem Center, Palma de Mallorca, Spain Ramon Llull, MD, PhD - Medical Director

 Summary of Accomplishments  22  Obtained ISO-13485 Certificate of Quality SystemsPremviaTM (Wound Management): Received 510(k) clearanceReneviaTM (Repair of Contour Defects): Pivotal Trial starting soon.

BIOTIME

Thank You!

Thomas I. Zarembinski, PhD MBA
Sr. Director, New Product Development
tzarembinski@biotimemail.com
510-521-3390

lifemap-solutions.com © LifeMap Solutions Inc. 2014. Proprietary and confidential mHealth Industry Overview BioTime Shareholder Update November 4, 2014

Safe harbor statement The matters discussed in this presentation include forward looking statements which are subject to various risks, uncertainties, and other factors that could cause actual results to differ materially from the results anticipated. Such risks and uncertainties include but are not limited to the success of BioTime in developing new stem cell products and technologies; results of clinical trials of BioTime products; the ability ofBioTime and its licensees to obtain additional FDA and foreign regulatory approval to marketBioTime products; competition from products manufactured and sold or being developed by other companies; the price of and demand forBioTime products; and the ability of BioTime to raise the capital needed to finance its current and planned operations. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. As actual results may differ materially from the results anticipated in these forward-looking statements they should be evaluated together with the many uncertainties that affect the business of BioTimeand its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime'sSecurities and Exchange Commission filings.BioTime disclaims any intent or obligation to update these forward-looking statements.

LifeMap Solutions: mission Working in partnership with the Icahn School of Medicine at Mount Sinai, LifeMap Solutions seeks to develop an mHealth platform that integrates disparate sources of information to generate an increasingly accurate picture of an individual’s health.

Key partner: Mount Sinai

- Top-20 hospital
- Top-20 research medical school
- 36,000 employees, including 6,200 physicians
- 170,000 admissions yearly
- 2.6M non-ER outpatient visits yearly
- 490,000 ER visits yearly
- Direct partner is Icahn Institute for Genomics and Multiscale Biology, run by Eric Schadt, Ph.D., founding director

Mount Sinai

Source: US News and World Reports (http://health.usnews.com/health-news/best-hospitals/articles/2014/07/15/best-hospitals-2014-15-overview-and-honor-roll), NIH Funding (http://www.brimr.org/NIH_Awards/2013/SchoolOfMedicine_2013.xls)

lifemap-solutions.com

© LifeMap Solutions Inc. 2014. Proprietary and confidential

Experienced team

mHealth overviewToday: mostly consumer apps and “wearables”

Major new entrants signal 2nd phase

Market growth is accelerating Source: Allied Market Research (http://www.alliedmarketresearch.com/mobile-health-market) Predicted Global mHealth Market Size (Billions USD)

Investment is accelerating Source: RockHealth Q3 2014 Update (http://rockhealth.com/2014/10/q3-funding-update-digital-health-rakes-3b/) Venture Funding of Digital Health Companies (2011 - Q3 2014)

Why now? Culture Ubiquity of smartphones  “Quantified Self” movement Expectation of accelerating tech Technology Powerful processors High bandwidth High-quality sensors Big data analytics and management tools

Beneficiaries of mHealth Consumers Care Teams Direct Researchers Indirect Researchers All enabled by big data